SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): November 14, 2001


                       NATIONWIDE FINANCIAL SERVICES, INC.
               (Exact name of Registrant as Specified in Charter)

          Delaware                      001-12785               31-1486870
       ---------------               --------------          ----------------
      (State or other                  (Commission            (IRS Employer
      jurisdiction of                  File Number)         Identification No.)
       organization)


                              One Nationwide Plaza
                               Columbus, OH 43215
 -------------------------------------------------------------------------------
                 (Address of Principal Executive Offices) (Zip)


       Registrant's telephone number, including area code: (614) 249-7111


                                       N/A
          (Former Name or Former Address if Changed Since Last Report)

Items 1 through 4, 6, 8 and 9 are inapplicable and have been omitted.

Item 5.    Other Events.

     Nationwide Financial Services, Inc. (the "Company") is filing herewith the following exhibits in connection with the offering of $300,000,000 aggregate principal amount of its 6.25% Senior Notes due 2011 pursuant to the registration statement of the Company on Form S-3 (File No. 333-52813) filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended.

Item 7.    Exhibits.


Exhibit Number             Exhibit

1.1 Underwriting Agreement, dated as of November 14, 2001, between the Company and Salomon Smith Barney Inc. and UBS Warburg LLC, as representatives of the several underwriters named therein.

4.1 Indenture, dated as of November 1, 2001, between the Company and Wilmington Trust Company.

4.2 Form of First Supplemental Indenture, dated as of November __, 2001, between the Company and Wilmington Trust Company.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

         `                                  NATIONWIDE FINANCIAL
                                            SERVICES, INC.
                                            (Registrant)



                                            By: /s/ Mark R. Thresher
                                            ------------------------------------
                                            Mark R. Thresher
                                            Senior Vice President-- Finance
                                            (Chief Accounting Officer)


Dated: November 16, 2001

                                  EXHIBIT INDEX

Exhibit Number             Description

1.1 Underwriting Agreement, dated as of November 14, 2001, between the Company and Salomon Smith Barney Inc. and UBS Warburg LLC, as representatives of the several underwriters named therein.

4.1 Indenture, dated as of November 1, 2001, between the Company and Wilmington Trust Company.

4.2 Form of First Supplemental Indenture, dated as of November __, 2001, between the Company and Wilmington Trust Company.